Exhibit 10.9

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 3, 2010, is entered into between WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation, as Agent and Lender (in such capacities, “Lender”), IMAGE ENTERTAINMENT, INC., a Delaware corporation (“Image”), EGAMI MEDIA, INC., a Delaware corporation (“Egami”, and together with Image, the “Borrowers”, and each a “Borrower”), and IMAGE ENTERTAINMENT (UK), INC., a Delaware corporation (“Guarantor”).

RECITALS

A.            Borrowers, Guarantor, Home Vision Entertainment, Inc., a Delaware corporation (“Home Vision”) (which has since been merged with and into Image), and Lender have previously entered into that certain Loan and Security Agreement dated May 4, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 28 2008, as amended by that certain Second Amendment to Loan and Security Agreement dated as of June 23, 2009, as amended by that certain Third Amendment to Loan and Security Agreement dated as of July 30, 2009, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of January 8, 2010, and as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of April 15, 2010 (as amended, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Image.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.            Borrowers and Guarantor have requested that Lender amend the Loan Agreement in certain respects, and Lender is willing to accommodate such request on the terms and conditions set forth herein.

C.            Borrowers and Guarantor are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Loan Agreement.

(a)           The definition of “Inventory Loan Limit” in Section 1.58.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“1.58.1   ‘Inventory Loan Limit’ shall mean an amount equal to $3,000,000.”

2.             Effectiveness of this Amendment.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Amendment.  Lender shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

(b)           Representations and Warranties.  The representations and warranties set forth herein and in the Loan Agreement shall be true and correct.

(c)           Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

3.             Representations and Warranties.  Borrowers and Guarantor represent and warrant as follows:

(a)           Authority.  Each Borrower and Guarantor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by Borrowers and Guarantor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment has been duly executed and delivered by Borrowers and Guarantor.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrowers and Guarantor, enforceable against them in accordance with its terms, and is in full force and effect.

(c)           Representations and Warranties.  The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)           Due Execution.  The execution, delivery and performance of this Amendment are within the power of Borrowers and Guarantor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower or Guarantor.

(e)           No Default.  No event has occurred and is continuing that constitutes an Event of Default.

4.             Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6.             Reference to and Effect on the Financing Agreements.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantor to Lender.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d)           To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.             Estoppel.  To induce Lender to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, Borrowers and Guarantor hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower or Guarantor as against Lender with respect to the Obligations.

8.             Integration.  This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.             Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

IMAGE ENTERTAINMENT, INC.,
a Delaware corporation

By:	/s/ JOHN AVAGLIANO
Name:	John Avagliano
Title:	COO/CFO

EGAMI MEDIA, INC.,
a Delaware corporation

By:	/s/ JOHN AVAGLIANO
Name:	John Avagliano
Title:	COO/CFO

IMAGE ENTERTAINMENT (UK), INC.,
a Delaware corporation

By:	/s/ JOHN AVAGLIANO
Name:	John Avagliano
Title:	COO/CFO

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN),
as Agent and Lender

By:	/s/ CARLOS VALLES
Name:	Carlos Valles
Title:	Director